Exhibit 10.3

CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([* * *]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT

PAGE OF PAGES

120

2. AMENDMENT/MODIFICATION NO.5. PROJECT NO. (If applicable)

P00005

6. ISSUED BY

CODE

7. ADMINISTERED BY (If other than Item 6)

CODE

ASPR-BARDA02

US DEPT OF HEALTH & HUMAN SERVICESUS DEPT OF HEALTH & HUMAN SERVICES ASST SEC OF PREPAREDNESS & RESPONSEASST SEC OF PREPAREDNESS & RESPONSE ACQ MANAGEMENT, CONTRACTS, & GRANTSACQ MANAGEMENT, CONTRACTS, & GRANTS O'NEILL HOUSE OFFICE BUILDINGO'NEILL HOUSE OFFICE BUILDING

Washington DC 20515Washington DC 20515

8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code)

9A. AMENDMENT OF SOLICITATION NO.

ALTIMMUNE, INC. 1305044 Attn: WILLIAM BROWN

9B. DATED (SEE ITEM 11)

ALTIMMUNE, INC.910 CLOPPER RD STE 201S GAITHERSBURG MD 208781361

10A. MODIFICATION OF CONTRACT/ORDER NO.

HHSO100201600008C

CODE

1305044

10B. DATED (SEE ITEM 13)

07/27/2016

FACILITY CODE

x

(x)

HHS/OS/ASPR/BARDA

4. REQUISITION/PURCHASE REQ. NO.

OS244880

3. EFFECTIVE DATE

See Block 16C

1. CONTRACT ID CODE

11.	THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers is extended,

is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended , by one of the following methods: (a) By completing Items 8 and 15, and returning copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted ; or (c) By separate letter or electronic communication which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR

OFFER. If by virtue of this amendment you desire to change an offer already submitted , such change may be made by letter or electronic communication, provided each letter or electronic communication makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.	ACCOUNTING AND APPROPRIATION DATA (If required)

Net Increase:$3,700,000.00

2019.1992019.25106

13.	THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation data, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

X	C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: FAR 43.103(a) - By mutual agreement of the parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT:Contractoris not

x is required to sign this document and return 1

copies to the issuing office.

14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

Tax ID Number:20-2726770 DUNS Number:082804936

The purpose of this modification is to increase the estimated cost of the contract from

$[***] by $[***] to $[***]. The estimated fixed fee remains unchanged at

$[***]. The total estimated cost and fixed fee of the contract is increased by

$3,700,000 from $24,081,404 to $27,781,404. Additionally, Articles B.2, B.3, C.1, G.3 and Section J - Attachment 1 are modified as outlined in the supplemental pages to this modification and the Statement of Work dated September 14, 2018 is amended to incorporate the data dated 7/30/2019 covering WBS 1.1.10, WBS 1.5.10, WBS 1.5.11.

TOTAL FUNDS ALLOTED TO DATE:$27,781,404 (Changed)

Continued ...

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect .

15A. NAME AND TITLE OF SIGNER (Type or print) William Brown, Chief Financial Officer		16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) GEORGE J. KEANE
15B. CONTRACTOR/OFFEROR /s/ William Brown (Signature of person authorized to sign)	15C. DATE SIGNED 8/19/19	16B. UNITED STATES OF AMERICA /s/ George J. Keane (Signature of Contracting Officer)	16C. DATE SIGNED 8/20/19

Previous edition unusable

STANDARD FORM 30 (REV. 11/2016)

Prescribed by GSA FAR (48 CFR) 53.243

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201600008C/P00005	PAGEOF
		2	20

NAME OF OFFEROR OR CONTRACTOR

ALTIMMUNE, INC. 1305044

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)
	COMPLETION DATE:December 31, 2020 (C CONTRACT FUNDED THROUGH:December 31, 2020 (C	hanged) hanged)			018 revised Statement 3,700,000.00

Attached: Supplemental Pages and Statement of Work with NasoShield Post-Investigation Phase 1b Trial of Work dated July 30, 2019

Delivery: 12/31/2020

Delivery Location Code: HHS/OS/ASPR HHS/OS/ASPR

200 C St SW

WASHINGTON DC 20201 US

		Dated & Non-C	Sep lin	tember 14, 2 ical Studies
Appr. Yr.: 2019 CAN: 1992019 Object Class: 25106 Period of Performance: 07/27/2016 to 12/31/2020
Add Item 12 as follows:
12	ASPR-19-03732 -- CLIN 0001 funding to Altimmune to support Phase I clinical trial for single-dose anthrax vaccineHHSO100201600008C Obligated Amount: $3,700,000.00

NSN 7540-01-152-8067OPTIONAL FORM 336 (4-86)

Sponsored by GSA FAR (48 CFR) 53.110

Beginning with the effective date of this modification, the Government and contractor mutually agree as follows:

1)Revise ARTICLE B.2 - Estimated Cost and Fixed Fee as follows:

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The total estimated cost of the base performance segment (CLIN 0001) is $[***]
b.	The total fixed fee of the base performance segment is $[***]. The fixed fee shall be paid subject to the Allowable Cost and Payment and Fixed Fee Clauses.

c.

The total amount of the base performance segment, CLIN 0001, represented by the sum of the total estimated cost-plus fixed fee is $27,781,404.00. The total amount for the base performance segment shall not exceed $27,781,404.00. The total amount obligated by the Government for the base segment of the contract shall not exceed $27,781,404.00 and the Government will not be responsible for any Contractor incurred costs that exceed this amount unless a modification to the contract is signed by the Contracting Officer which expressly increases this amount.

d.	It is estimated that the amount current allotted will cover performance of the contract through 31 December 2020.

CLIN	Estimated Period of Performance	Supplies/Services	Estimated Cost	Estimated Fixed Fee	Total Estimated Cost Plus Fixed Fee
0001	July 27 2016 – December 31 2020

Perform activities to support the conduct of a Phase 1a clinical study and demonstrate safety and immunogenicity in accordance with Article

C.1 Statement of Work

Study reports, development reports,

IND

			$[***]	$[***]	$[***]

2)Revise ARTICLE B.3 – Option Prices as follows:

ARTICLE B.3. OPTION PRICES

The starting date of the period of performances for CLIN 0002 (Option 1) through CLIN 0008 (Option 7) are revised from January 1, 2021 to March 31, 2021.

3)	Delete and replace SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT, ARTICLE C.1. STATEMENT OF WORK

ARTICLE C.1. STATEMENT OF WORK

Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities not otherwise provided by the Government as needed to perform the Statement of Work dated September 14, 2018 (including additional activities WBS 1.1.10, 1.5.10 and 1.5.11) set forth in SECTION J-List of Attachments, attached hereto and made a part of the contract.

4)SECTION J (LIST OF ATTACHMENTS)

Attachment 1 (Statement of Work dated September 14, 2018) is revised to incorporate NasoShield Post-Investigation Phase 1b Trial & Non-Clinical Studies WBS 1.1.10, 1.5.10, 1.5.11 dated July 30, 2019. (16 pages)

5)ARTICLE G.3 KEY PERSONNEL

Article G.3 is deleted and replaced with the following:

Pursuant to the Key Personnel clause incorporated in Section I of this contract, the following individuals are considered to be essential to the work being performed hereunder:

#	NAME	ORGANIZATION	TITLE
1	[***]	Altimmune, Inc.	[***]
2	[***]	Altimmune, Inc.	[***]

The key personnel specified in this contract are considered to be essential to work performance. At least thirty (30) business days prior to diverting any of the specified individuals to other programs or contracts, including, where practicable, an instance when an individual must be replaced as a result of leaving the employ of the Contractor, the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer.

Revised Statement of Work:

Broad Agency Announcement (BAA) for the Advanced Research and Development of Chemical, Biological, Radiological, and Nuclear (CBRN) Medical Countermeasures for BARDA

CBRN-BAA-13-100-SOL-00013

Development of a Single-Dose Intranasal Vaccine for Post-Exposure Prophylaxis of Inhalation Anthrax

Topic Area of Interest Number 1: Vaccines

Contractual Statement of Work

September 14, 2018

PREAMBLE

Independently and not as an agency of the Government, the Contractor shall be required to furnish to The Government all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government, as needed to perform the Statement of Work submitted in response to the BARDA Broad Agency Announcement (BAA) CBRN-BAA-13- 100-SOL-00013.

The Government reserves the right to modify the milestones, progress, schedule, budget or deliverables to add or delete deliverables, process or schedules if the need arises. Because of the nature of this research and development (R&D) contract and the complexities inherent in this and prior programs, at designated milestones the Government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. The Government reserves the right to change the product, process, schedule or events to add or delete part or all these elements as the need arises.

Overall Objectives and Scope

The overall objective of this contract is to advance the development of AdVAV as a novel, intranasally administered vaccine for use in protection against anthrax infection. The scope of work for this contract includes pre-clinical, clinical and manufacturing development activities that fall into the following areas: nonclinical efficacy studies; clinical activities; manufacturing activities; and all associated regulatory, quality assurance, management and administrative activities. The development effort for AdVAV will progress in specific stages that cover the base performance segment and the option segments as specified in this contract. The Contractor must complete specific tasks required in the base work segment before the Government will exercise any or all the option segments. The scope of work includes the following tasks integral to the successful completion of CLIN 0001 (Base segment) and CLIN 0002 through CLIN 0008 (Option segments).

1.[***]

1.1	[***]
1.1.1.	[***]
1.1.2.	[***]
1.1.3.	[***]
1.1.4.	[***]
1.1.5.	[***]
1.1.6.	[***]
1.1.7.	[***]
1.1.7.1.	[***]
1.1.7.2.	[***]
1.1.8.	[***]
1.1.8.1.	[***]
1.1.9.	[***]
1.1.9.1.	[***]
1.1.9.2.	[***]
1.1.9.3.	[***]
I.	[***]
II.	[***]
III.	[***]
IV.	[***]
V.	[***]
VI.	[***]
VII.	[***]
1.1.10.	[***]
1.1.11.	[***]
1.1.12.	[***]
I.	[***]
II.	[***]
III.	[***]
IV.	[***]
V.	[***]
VI.	[***]
VII.	[***]
VIII.	[***]
1.1.13.	[***]
1.1.14.	[***]
I.	[***]
II.	[***]
III.	[***]
IV.	[***]
V.	[***
VI.	[***]
VII.	[***]
VIII.	[***]
1.1.15.	[***]
1.1.15.1.	[***]
1.1.15.2.	[***]
1.2	[***]
1.2.1	[***]
1.2.2	[***]
1.2.3	[***]
1.2.4	[***]
1.2.5	[***]
1.2.6	[***]
1.2.7	[***]
1.2.8	[***]
1.2.9	[***]
1.3	[***]

1.3.1[***]

1.3.2[***]

1.3.3[***]

1.3.4[***]

1.4	[***]
1.4.1	[***]
1.4.1.1	[***]
1.4.1.2	[***]
1.4.1.3	[***]
1.4.2	[***]
1.4.3	[***]
1.5	[***]
1.5.1	[***]
1.5.1.1	[***]
1.5.2	[***]
1.5.3	[***]
1.5.4	[***]
1.6	[***]
1.6.1	[***]
1.6.2	[***]
1.6.3	[***]
1.6.4	[***]

2.[***]

2.1	[***]
2.1.1	[***]
2.1.2	[***]
2.2	[***]
2.2.1	[***]
2.2.2	[***]
2.3	[***]
2.3.1	[***]

3.[***]

3.1	[***]
3.1.1	[***]
3.1.2	[***]
3.1.3	[***]
3.1.4	[***]
3.2	[***]
3.3	[***]
3.3.1	[***]
3.3.2	[***]
3.3.3	[***]
3.4	[***]
3.5	[***]
3.6	[***]

4.[***]

4.1	[***]
4.2	[***]

5.[***]

5.1	[***]
5.1.1	[***]
5.2	[***]

5.2.1[***]

5.3	[***]
5.3.1	[***]
5.3.2	[***]
5.3.3	[***]
5.4	[***]

6.[***]

6.1	[***]
6.2	[***]

7.[***]

7.1	[***]
7.2	[***]

8.[***]

8.1	[***]
8.2	[***]

9.[***]

9.1	[***]
9.1.1	[***]
9.1.2	[***]
9.1.3	[***]
9.1.3.1	[***]

9.1.4[***]

NasoShield Post-Investigation Phase 1b Trial & Non-

Clinical Studies SOW dated July 30, 2019

[***]

(WBS 1.1.10): [***]

[***]

(WBS 1.5.10): [***]

[***]

(WBS 1.5.11): [***]

[***]

Activities & Deliverables

[***]

END OF MODIFICATION 06 of HHSO100201600008C